UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 15, 2010

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 252-2000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On November 15, 2010, Mattel, Inc. issued a press release announcing an increase in its share repurchase program, an increase in its 2010 annual dividend and a switch from paying dividends on an annual basis to a quarterly basis commencing in fiscal year 2011. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits: This exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Reference

99.1	Press Release dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MATTEL, INC. Registrant

By:	/S/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Dated: November 15, 2010